                                                                    Exhibit (21)


                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 2000
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


                                                           Percent      Jurisdiction of
                                                           Owned        Incorporation
                                                           -------      ---------------
The Northern Trust Company                                  100%        Illinois
   Norlease, Inc.                                           100%        Delaware
      TNT-NL Leasing I, Inc.                                100%        Delaware
   MFC Company, Inc.                                        100%        Delaware
   The Northern Trust Company, Canada                       100%        Ontario, Canada
   Nortrust Nominees Ltd.                                   100%        London
   The Northern Trust Company U.K. Pension Plan Limited     100%        London
   The Northern Trust International Banking Corporation     100%        Edge Act
      The Northern Trust Company of Hong Kong Limited       100%        Hong Kong
      Northern Trust Trade Services Limited                 100%        Hong Kong
      Northern Trust Fund Managers (Ireland) Limited        100%        Ireland
      Northern Trust Global Investments (Europe) Ltd.       100%        London
   NTG Services LLC                                         100%        Delaware LLC
      NT Mortgage Holdings LLC                             99.6%        Delaware LLC

Northern Trust of Florida Corporation                       100%        Florida
   Northern Trust Cayman International, Ltd.                100%        Cayman Islands,
                                                                        BWI
   Northern Trust Bank of Florida N.A.                      100%        National Bank
      Realnor Properties, Inc.                              100%        Florida
      Realnor Special Properties, Inc.                      100%        Florida
      Realnor 1177, Inc.                                    100%        Florida
      Realnor Hallandale, Inc.                              100%        Florida

Nortrust of Arizona Holding Corporation                     100%        Arizona
   Northern Trust Bank of Arizona N.A.                      100%        National Bank

Northern Trust of California Corporation                    100%        Delaware
   Northern Trust Bank of California N.A.                   100%        National Bank
   Berry, Hartell, Evers & Osborne, Inc.                    100%        Delaware,
                                                                        (INACTIVE)

Metroplex Bancshares, Inc.                                  100%        Texas
   Metroplex Delaware Financial Corporation                 100%        Delaware
      Northern Trust Bank of Texas N.A.                    16.2%        National Bank

Fiduciary Services Inc.                                     100%        Texas

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                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 2000
                                  (continued)
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
                                                Percent        State of
                                                 Owned       Incorporation
                                                -------      -------------

Northern Trust of Texas Corporation                 100%     Texas
  Northern Trust Bank of Texas N.A.                83.8%     National Bank

Northern Futures Corporation                        100%     Delaware,
                                                             (INACTIVE)

Northern Trust of Colorado Corporation              100%     Delaware
   Northern Trust Bank of Colorado                  100%     Colorado

Northern Trust Bank, FSB - Michigan                 100%     Federal Thrift

Northern Trust Holdings L.L.C.                      100%     Delaware

Northern Investment Corporation                     100%     Delaware

Northern Investment Management Company              100%     Delaware
                                                             (INACTIVE)

Northern Trust Securities, Inc.                     100%     Delaware

Northern Trust Services, Inc.                       100%     Illinois

Nortrust Realty Management, Inc.                    100%     Illinois

The Northern Trust Company of New York              100%     New York

Northern Trust Retirement Consulting, L.L.C.        100%     Delaware

Northern Trust Global Advisors, Inc.                100%     Delaware
   NT Global Advisors, Inc.                         100%     Ontario, Canada
   Northern Trust Global Advisors, Limited          100%     England
   The Northern Trust Company of Connecticut        100%     Connecticut
   NT Fund Advisors of Quebec, Inc.                 100%     Quebec, Canada

Northern Trust Quantitative Advisors, Inc.          100%     Illinois

NTC Capital I                                       100%     Delaware

NTC Capital II                                      100%     Delaware

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